UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2007

NORTHWEST BIOTHERAPEUTICS, INC.
 (Exact name of registrant as specified in its charter)

DELAWARE	0-33393	94-3306718
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18701 120th Avenue NE, Suite 101, Bothell, WA	98011
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (425) 608-3000

INAPPLICABLE
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 2.03 Creation of a Direct Financial Obligation
SIGNATURE

ITEM 2.03 Creation of a Direct Financial Obligation.

On April 10, 2007, Northwest Biotherapeutics, Inc. (the “Company”) received a cash advance in the amount of $50,000 from Toucan Partners, LLC (“Toucan”). The Company and Toucan are presently negotiating the terms pursuant to which this cash advance will be required to be repaid.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 13, 2007

NORTHWEST BIOTHERAPEUTICS, INC.

By /s/ Alton Boynton
Alton L. Boynton
President